Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of LogicBio Therapeutics, Inc. (the “Company”) for the quarter ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the company, hereby certifies, pursuant to Section 1350 of Chapter 63 of Title 18, United States Code, that to the best of his knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2019	/s/ Frederic Chereau
Frederic Chereau President and Chief Executive Officer

Dated: May 14, 2019	/s/ Matthias Jaffé
Matthias Jaffé Chief Financial Officer